UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2025

EQUATOR Beverage Company
(Exact name of registrant as specified in its charter)

Delaware	000-55269	26-0884348
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

185 Hudson Street, Suite 2500 Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 929-264-7944

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During the course of drafting EQUATOR Beverage Company’s (the “Company”) Annual Report Form 10-K for the year ended December 31, 2024, Victor Mokuolu, CPA PLLC, the independent registered public accounting firm identified errors in the Company's Form 10-Q for the period September 30, 2024 filed on November 1, 2024 with the United States Securities and Exchange Commission that require adjustment. As a result, on March 10, 2025, the board of directors of the Company determined, upon the recommendation of the Company’s management, and in consultation with the Company’s independent registered public accounting firm, that the Company should restate its previously issued financial statements for the three and nine months ended September 30, 2024, to correct the accounting for certain transactions contained therein, as discussed below. Accordingly, the financial statements contained in the Company’s Form 10-Q for the three and nine months ended September 30, 2024, filed with the Securities and Exchange Commission should no longer be relied upon in its present format.

The restatement was required to correct an error of not expensing stock awards and cash bonuses that were earned and not paid during the period July 1 to September 30, 2024. Also, there was an error in the valuation method for stock that was issued for the period January 1 to June 30, 2024. The company used the current price of the stock ranging from $0.41 to $0.61 at the date of issuance when the company should have valued the stock at the price of the date of the employment agreement which was $0.70.

Statement	Account	Reported	Amended
Balance Sheet	Accounts payable and accrued expenses	$113,921	$168,321
Balance Sheet	Common stock	17,410,346	17,948,846
Balance Sheet	Common stock (amount)	$17,411	$17,950
Balance Sheet	Additional paid-in capital	$24,300,479	$24,743,011
Balance Sheet	Accumulated deficit	$23,903,369	$24,400,839

Statement of Operations- Three Months Ended Sept 30 2024	Selling, general and administrative expenses	$281,316	$778,786
Statement of Operations- Three Months Ended Sept 30 2024	Income / (Loss) Before Provision for Income Taxes	$70,304	$(427,166)
Statement of Operations- Three Months Ended Sept 30 2024	Net Income / (Loss)	$69,027	$(428,443)
Statement of Operations- Three Months Ended Sept 30 2024	Net Income / (Loss) Per Common Share, Basic and Diluted	$-	$(0.02)
Statement of Operations- Three Months Ended Sept 30 2024	Weighted Average Number of Common Shares Outstanding, Basic and Diluted	17,410,346	17,948,846
Statement of Operations- Nine Months Ended Sept 30 2024	Selling, general and administrative expenses	$1,046,924	$1,544,394
Statement of Operations- Nine Months Ended Sept 30 2024	Income / (Loss) Before Provision for Income Taxes	$(91,498)	$(588,968)
Statement of Operations- Nine Months Ended Sept 30 2024	Net Income / (Loss)	$(94,131)	$(591,601)
Statement of Operations- Nine Months Ended Sept 30 2024	Net Income / (Loss) Per Common Share, Basic and Diluted	$(0.01)	$(0.03)
Statement of Operations- Nine Months Ended Sept 30 2024	Weighted Average Number of Common Shares Outstanding, Basic and Diluted	17,927,266	17,948,846

The Company expects to file an amended Form 10-Q report for the three and nine months ended September 30, 2024 to reflect restated financial statements for those periods by March 17, 2025.

The Company provided Victor Mokuolu, CPA PLLC with the disclosures under this Item 4.02 and requested Victor Mokuolu, CPA PLLC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.02 and, if not, stating the respects in which it does not agree. A copy of Victor Mokuolu, CPA PLLC’s letter is attached as Exhibit 16.1 to this report.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter from Victor Mokuolu, CPA PLLC to the SEC, dated March 14, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUATOR Beverage Company

/s/ Glenn Simpson
Glenn Simpson
Chairman & CEO Date: March 14, 2025

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